UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007

POWERRAISE, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-137251 (Commission File Number)	98-0454140 (IRS Employer Identification No.)

1687 West Broadway, Suite 303
Vancouver, BC, Canada V6J 1X2
(Address of principal executive offices)

(604) 736-6767
(Registrant's Telephone Number, Including Area Code)

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management
Item 5.01. Changes in Control of Registrant.

On June 12, 2007, Ruth Navon and Shlomo Friedman, the officers, directors and majority stockholders of Powerraise, Inc. (the “Company”), entered into a Stock Purchase and Sale Agreement (the “Agreement”) which provided, among other things, for the sale of an aggregate of 2,000,000 shares of common stock of the Company (750,000 shares being sold by Ruth Navon and 1,250,000 shares being sold by Shlomo Friedman) for $.20 per share (the “Purchased Shares”) to the buyers listed in such Agreement. The majority of the Purchased Shares (an aggregate of 1,443,235 shares) were purchased by Reuven Gamliel, an unaffiliated foreign person, and the balance of the Purchased Shares were purchased by twenty unaffiliated foreign persons. The source of the cash consideration for the Purchased Shares was the buyers’ respective personal funds.

In addition, and in connection with the transactions contemplated by the Agreement, Ruth Navon and Shlomo Friedman returned an aggregate of 3,000,000 shares of common stock to the Company for cancellation. Following the cancellation of these shares, Ruth Navon and Shlomo Friedman will not own any shares of the Company. As of June 22, 2007, and upon cancellation of the shares returned to the Company, the Company will have 2,581,000 common shares issued and outstanding. Accordingly, the common stock acquired by Reuven Gamliel represents 56% of the Company’s stock issued and outstanding.

There are no arrangements or understandings among members of both the former and new control group and their associates with respect to the election of directors of the Company or other matters.

Item 5.02. Departure of Directors or Principal Officers.

Effective as of June 22, 2007, (i) Ruth Navon resigned from her positions as President, Chief Executive Officer, Treasurer, Secretary and a Director of the Company and (ii) the Board of Directors of the Company elected Shlomo Friedman to serve as President, Chief Executive Officer, Treasurer and Secretary of the Company.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of business acquired.   Not applicable
(b) Pro forma financial information.   Not applicable
(c) Exhibits

10.4	Stock Purchase and Sale Agreement, between Ruth Navon and Shlomo Friedman and purchasers, dated June 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2007

POWERRAISE, INC.
(Registrant)

By:      /s/ Shlomo Friedman
Name: Shlomo Friedman
Title:   President, Chief Executive Officer,
                        Treasurer and Secretary